JOHN HANCOCK FUNDS II

                 Amendment dated June 30, 2006 to the Prospectus

                dated October 17, 2005, as revised June 23, 2006

          Prospectus for Lifestyle Portfolios--Class A, B and C shares


Each of the Lifestyle Portfolios of John Hancock Funds II (the "Fund") is modeled after a portfolio of John Hancock Trust ("JHT"). Enclosed for your reference is an appendix to the Prospectus referenced above. Please read the information provided in the appendix in its entirety, including all disclosures under the heading "Historical Performance of Corresponding JHT Portfolios."



                                                                          LSOPS8